UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017 (June 6, 2017)

EL POLLO LOCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36556	20-3563182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Harbor Blvd., Suite 100, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2017, El Pollo Loco Holdings, Inc., held its 2017 annual meeting of stockholders. Of 38,470,549 shares of common stock outstanding and entitled to vote as of April 13, 2017, the record date for the annual meeting, 35,451,931 shares were present in person or represented by proxy, or 92%, constituting a quorum. At the annual meeting, stockholders elected each of three director nominees and ratified the appointment of BDO USA, LLP, as the registrant’s independent registered public accounting firm for 2017. Stockholders rejected a stockholder proposal concerning disclosure regarding risks from animal welfare. A description of each proposal and its voting results is set forth below.

1. Election of directors

Proposal 1 was the election of three nominees to serve as Class III directors until the 2020 annual meeting or until their successors are duly elected and qualified. The result of the vote was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John M. Roth	25,111,686	1,998,659	8,341,586
Samuel N. Borgese	23,282,358	3,827,987	8,341,586
Mark Buller	23,153,940	3,956,405	8,341,586

2. Ratification of accountant appointment

Proposal 2 was the ratification of the appointment of BDO USA, LLP, as the registrant’s independent registered public accounting firm for 2017. The result of the vote was as follows:

Votes For	Votes Against	Abstentions
35,037,543	210,158	204,230

3. Stockholder proposal concerning disclosure regarding risks from animal welfare

Proposal 3 was a stockholder proposal that the stockholders request that the registrant disclose risks the registrant may face from animal welfare issues in its supply chain, and how it is mitigating those risks, within six months after the 2017 annual meeting, at reasonable cost, omitting proprietary information, and including animal abuse principles, metrics, and actual and/or potential risks. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,268,246	24,630,600	211,499	8,341,586

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.
(Registrant)

Date: June 12, 2017

/s/ Laurance Roberts
Laurance Roberts
Chief Financial Officer